Exhibit 10.1

股权转让协议
EQUITY TRANSFER AGREEMENT

由
By and between

桑西能源香港有限公司
SunSi Energies Hong Kong Limited

（作为甲方）
(As the Party A)

与
And

刘东强
Liu Dongqiang

（作为乙方）
(As the Party B)

关于
With regard to

出售与购买文登市和谐硅业有限公司（公司）60%的股权
For the sale and purchase of the 60% equity interest in Wendeng He Xie Silicon Co., Ltd. (“the Company”)

本股权转让协议（本协议）由下列各方于2014年02月19日于威海签订：
This EQUITY AGREEMENT (this Agreement) is entered into in Weihai on February 19, 2014 by and between:

桑西能源香港有限公司(SunSi Energies Hong Kong Limited)，一家根据香港法律合法成立并有效存续的有限责任公司，其法定地址为香港中环康乐广场1号怡和大厦401室（甲方）。
SunSi Energies Hong Kong Limited, a private company with limited liability duly incorporated and existing under the Laws of Hong Kong with its legal address at 401 Jardine House, 1 Connaught Place, Central, Hong Kong (the Party A).

和
and

刘东强，中华人民共和国公民，身份证号码为370632196507035654，住址为中国山东省文登市米山路甲71-5号1单元602室（乙方）；
Liu Dongqiang, a citizen of the People’s Republic of China, whose ID Card number is 370632196507035654 and residential address is at Room 602 Unit 1 No. Jia 71-5, Mishan Road, Wendeng City, Shandong Province, PRC (the Party B);

甲方和乙方单独称为一方，合称为双方。
Party A and Party B may be individually referred to as a Party, and collectively referred to as the Parties.

鉴于
WHEREAS

A.	文登市和谐硅业有限公司（公司）于2011年3月6日根据中华人民共和国（中国）法律合法成立，其法定注册地址为中国山东省文登市米山镇北郑格村，公司注册资本为人民币500万元。注册资本已缴足。
Wendeng He Xie Silicon Co., Ltd. (the Company) was established on 6 March 2011 under the Laws of the People’s Republic of China (PRC) with its registered address at North Zhengge Village, Mishan Town, Wendeng City, Shandong Province, PRC.

B.	甲方已经于2010年11月22日向乙方收购了公司60%的股权，对价为SunSi Energies Inc.的2,924,194股受限制的普通股加445,075美元。
Party A acquired from Party B a 60% equity interest in the Company on November 22nd of 2010 for 2,924,194 restricted common shares of SunSi Energies Inc. plus $445,075 USD.

C.	甲方希望出售并转让该等60%的股权且乙方希望依据本协议自甲方处购买并受让该等60%的股权
Party A wishes to sell and transfer this 60% equity interest and Party B wishes to buy and acquire in accordance with this Agreement said 60% equity interest  from Party A.

1.	定义及诠释 DEFINITION AND INTERPRETATION 除非另有说明，以下术语在本协议中使用时有如下含义： Unless otherwise specified, the following terms shall have the following meanings when used herein:

协议 Agreement	指本股权转让协议 refers to this Equity Transfer Agreement.
公司 Company	指文登市和谐硅业有限公司。 refers to Wendeng He Xie Silicon Co., Ltd.
中国 PRC	指中华人民共和国。 refers to the People’s Republic of China.
股权转让 Equity Transfer	指依据本协议规定由甲方向乙方就60%的目标股权的转让 refers to the transfer of the 60% Target Equity from Party A To Party B as contemplated under this Agreement

目标股权 Target Equity	指甲方持有的公司60%的股权。 refers to the 60% equity interests in the Company, which is currently held by Party A.

2.	股权转让 EQUITY TRANSFER

2.1.
根据本协议的条款和条件，甲方同意向乙方出售和转让目标股权，乙方同意向甲方受让没有任何权利负担的目标股权，及附着于或产生于该股权的一切权益、资格、利益和收益。
Subject to the terms and conditions of this Agreement, Party A agrees to sell and transfer the Target Equity to Party B, and Party B agrees to acquire from Party A the Target Equity free of any encumbrances and with all rights titles, interest and benefits.

2.2.
乙方承诺向甲方交付，适当背书的SUNSI ENERGIES INC.的2,924,194股（反向分割前，证书1131号记载之1,349,628股，以及证书1138号记载之1,574,566股）受限制的普通股且乙方同时也承认并同意，甲方将于签署本协议后注销该等股份并将其收入SUNSi Energies Inc.的股份库存。
Party B commits to delivers to Party A, 2,924,194 restricted common shares of SunSi Energies Inc. duly endorsed (pre-reverse split, certificates #1131 for 1,349,628 shares, and certificate #1138 for 1,574,566 shares) and Party B also acknowledges and agrees that Party A will cancel those shares, and will add them back to the stock treasury of SunSi Energies Inc., upon signature of this agreement.

3.	购买价款及交割 PURCHASE PRICE AND CLOSING

3.1.
就公司60%的目标股权的总购买价款为由乙方所持有并将转让给甲方的SunSi Energies Inc.的2,924,194股（反向分割前）受限制的普通股。甲方同时也向乙方支付50,000美元。 本协议有效的交割日为2013年12月31日。交易在满足下列条件时应被视为完成并已交割：
The total Purchase Price for the target equity interests of 60% in the Company will be 2,924,194 (pre-reverse split) restricted common shares of SunSi Energies Inc., held by Party B that will be transferred to Party A. Party A will also pay an amount of US$50,000 to Party B.  The effective closing date of this Agreement is December 31, 2013. The transaction shall be considered completed and closed when:

(a)	股权转让已经由甲方的董事会批准。 The equity transfer has been approved by the Board of Directors of Party A.

3.2.	在股权转让协议交割时： Upon the closing of the Equity Transfer Agreement:

(a)	甲方和乙方均不得向对方请求支付相互的内部应收款或应付款 Neither Party A nor Party B shall have any claim on each other with respect to intercompany receivables or payables due to each other.

(b)	乙方同意100%承担公司的任何及全部当前和将来的债务。 Party B agrees to assume 100% of any and all, current and future liabilities of the Company.

(c)	乙方应当确保本协议项下的股权转让在中华人民共和国合法注册。 Party B shall ensure that the Equity Transfer under this Agreement will be duly registered in PRC.

4.	陈述及保证 REPRESENTATIONS AND WARRANTY

4.1.
甲方和乙方均具有所有需要的权力、授权和法律能力，以签署和交付本协议并且完成由此规定的股权转让。甲方已经完成所有需要的行动以合法授权并批准本协议的签署、交付和履行，以及由此规定的股权转让。
Both Party A and Party B have all requisite power, authority and legal capacity to execute and deliver this Agreement and to consummate the Equity Transfer contemplated hereby. Party A has taken all required actions to duly authorize and approve the execution, delivery and performance of this Agreement and the consummation of the Equity Transfer contemplated hereby.

4.2.
乙方对本协议的签署和履行不会违反任何中华人民共和国的法律，或与乙方为一方的任何协议冲突，或造成对于乙方为一方的任何协议的违约。
The execution and performance of this Agreement by Party B does not violate any laws in the PRC, or conflict with or result in a breach of any agreement to which Party B is a party to.

4.3.
各方同意就因2013年12月31日之前公司行为而引起的任何全部过去或将来的索赔或诉讼，向另一方赔偿且使另一方免受损害。
Each Party agrees to indemnify the other and to hold harmless the other from any and all prior or future claims or litigation resulting from the Company activities prior to December 31, 2013.

（正文结束后为签字页）
 (End of Text with Signature Page to Follow)

(签字页/Signature Page)

有鉴于此，本协议经双方签署后自文首所载日期成立。
THEREFORE, this Agreement shall be concluded as of the date first written above after being executed by the Parties.

甲方/Party A:
SunSi Energies Hong Kong Limited 由/By: _______________________ 姓名/Name：Richard ST-Julien 职务：总裁 Title: President

乙方/Party B:
刘东强先生/Dongqiang LIU _______________________ Dongqiang LIU